Exhibit 10(b)

CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

      We hereby consent to the reference to our firm included in Part A and Part B of Amendment No. 10 to Registration Statement on Form N-1A (No. 811-7885) of Quantitative Master Series Trust.

                                      /s/Swidler Berlin Shereff Friedman, LLP
                                      ---------------------------------------
                                      Swidler Berlin Shereff Friedman, LLP
New York, NY
April 30, 2001